                                                                    Exhibit 10.4

                                FIFTH AMENDMENT
                           DATED AS OF MARCH 26, 2003
                                       TO
                           RECEIVABLES SALE AGREEMENT
                         DATED AS OF DECEMBER 21, 2001

     THIS FIFTH AMENDMENT (the "Amendment"), dated as of March 26, 2003, is entered into among PerkinElmer Receivables Company, as Seller (the "Seller"), PerkinElmer, Inc., as Initial Collection Agent (the "Initial Collection Agent," and together with any successor thereto, the "Collection Agents"), the committed purchasers party thereto (the "Committed Purchasers"), Windmill Funding Corporation ("Windmill"), and ABN AMRO Bank N.V., as agent for the Purchasers (the "Agent").

                                  WITNESSETH:

     WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"),

     WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

     Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

          (a) The defined term "Originators" appearing in Schedule I to the Sale Agreement is hereby amended in its entirety and as so amended shall read as follows:

               "Originators" means PerkinElmer, Inc., PerkinElmer Holdings, Inc., PerkinElmer Life Sciences, Inc., Receptor Biology, Inc., PerkinElmer Instruments LLC, PerkinElmer Optoelectronics NC, Inc., PerkinElmer Optoelectronics SC, Inc., PerkinElmer Canada, Inc., Applied Surface Technology, Inc. and PerkinElmer Automotive Research, Inc.

          (b) Exhibit D to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit D to this Amendment.

          (c) Exhibit E to the Sale Agreement is hereby amended in its entirety to be and to read as set forth as Exhibit E to this Amendment.

     Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, the following:

          (a) A certificate of the Secretary of Applied Surface Technology, Inc. ("Applied Surface") certifying (i) the resolutions of Applied Surface's board of directors approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on Applied Surface's behalf a Transaction Document (on which certificate the Agent, each Purchaser Agent and each Purchaser may conclusively rely until a revised certificate is received), (iii) Applied Surface's certificate or articles of incorporation certified by the Secretary or Assistant Secretary, (iv) a copy of Applied Surface's by-laws and (v) good standing certificate issued by the Secretary of State of the jurisdiction where Applied Surface is organized.

          (b) A certificate of the Secretary of PerkinElmer Automotive Research, Inc. ("Automotive Research") certifying (i) the resolutions of Automotive Research's board of directors approving each Transaction Document to which it is a party, (ii) the name, signature, and authority of each officer who executes on Automotive Research's behalf a Transaction Document (on which certificate the Agent, each Purchaser Agent and each Purchaser may conclusively rely until a revised certificate is received), (iii) Automotive Research's certificate or articles of incorporation certified by the Secretary or Assistant Secretary, (iv) a copy of Automotive Research's by-laws and (v) good standing certificate issued by the Secretary of State of the jurisdiction where Automotive Research is organized.

          (c) All instruments and other documents required, or deemed desirable by the Agent, to perfect the Agent's first priority interest in the Receivables, Related Security, Collections, the Purchase Agreement and the Lock-Box Accounts of Applied Surface and Automotive Research in all appropriate jurisdictions.

          (d) Notwithstanding any provision to the Sale Agreement, the Lock-Box Agreements for Applied Surface and Automotive Research shall be delivered to the Agent by April 9, 2003.

          (e) UCC search reports from all jurisdictions the Agent requests.

          (f) Favorable opinions of counsel coveting such matters as any Purchaser Agent or the Agent may request.

          (g) Such other approvals, opinions or documents as the Agent or any Purchaser Agent may reasonably request.

     Section 3. The parties hereto consent to the execution and delivery of that certain First Amendment to Purchase and Sale Agreement by the parties thereto.

     Section 4.1. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that:

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(a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' fights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

     Section 4.2. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     Section 4.3. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 4.4. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                  ABN AMRO BANK N.V., as the Agent,
                                    as the Committed Purchaser


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  WINDMILL FUNDING CORPORATION


                                  By:
                                     -------------------------------------------
                                  Title:
                                        ----------------------------------------


                                  PERKINELMER RECEIVABLES COMPANY


                                  By: /s/ David C. Francisco
                                     -------------------------------------------
                                  Title: David C. Francisco, Assistant Treasurer
                                        ----------------------------------------


                                  PERKINELMER, INC.


                                  By: /s/ John L. Healy
                                     -------------------------------------------
                                  Title: John L. Healy, Assistant Clerk
                                        ----------------------------------------

                                              PERKINELMER RECEIVABLES COMPANY,
                                                as Buyer


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              CONSENTED AND AGREED TO:


                                              ABN AMRO BANK N.V., as Agent


                                              By: /s/ Therese Gremley
                                                 -------------------------------
                                              Name: THERESE GREMLEY
                                                   -----------------------------
                                              Title: Vice President
                                                    ----------------------------


                                              By: /s/ Bernard Koh
                                                 -------------------------------
                                              Name: BERNARD KOH
                                                   -----------------------------
                                              Title: Senior Vice President
                                                    ----------------------------


                                              WINDMILL FUNDING CORPORATION


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                              CONSENTED AND AGREED TO:


                                              ABN AMRO BANK N.V., as Agent


                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                              WINDMILL FUNDING CORPORATION


                                              By: /s/ Bernard J. Angelo
                                                 -------------------------------
                                                Name: Bernard J. Angelo
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

     The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the "Guaranty") and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.



                                               PERKINELMER, INC.



                                               By: /s/ Robert F. Friel
                                                  ------------------------------
                                               Title: Robert F. Friel, SVP & CFO
                                                     ---------------------------